Exhibit 10.2

May 20, 2009

Barclays Bank PLC

200 Cedar Knolls Road

Whippany, New Jersey  07981

Attention:  May Wong

Fax:  973-576-3014

Email:  May.Wong@barcap.com

Barclays Capital

200 Park Avenue

New York, New York  10166

Attention:  David E. Barton

Fax:  212-412-7600

Email:  DavidE.Barton@barcap.com

Re:

Credit Agreement, dated April 1, 2008, by and among Staples, Inc., Barclays Bank PLC, as successor Administrative Agent, and the co-syndication agents and lenders party thereto, as amended from time to time through the date hereof (the “Credit Agreement”)

Ladies and Gentlemen:

Reference is hereby made to Section 2.4 (“Reduction of Total Commitment”) of the Credit Agreement.  Terms used herein but not defined herein shall have the meanings assigned thereto in the Credit Agreement.

Please take notice that, in accordance with Section 2.4 of the Credit Agreement, Staples, Inc. hereby gives notice that, effective May 26, 2009, the Total Commitment shall be terminated in its entirety.

Please give notice to the Lenders of this reduction of the Total Commitment in accordance with Section 2.4 of the Credit Agreement.

Regards,

STAPLES, INC.

By:	/s/ Marci Jo Lerner
Name:	Marci Jo Lerner
Title:	Vice President, Assistant Treasurer